EXHIBIT 10.134

COLLATERAL ASSIGNMENT OF
AGREEMENTS AFFECTING REAL ESTATE

THIS COLLATERAL ASSIGNMENT, made as of the 29th day of September 2006, by Fourth Quarter Properties 124, LLC, a Georgia limited liability company (hereinafter called "Assignor"), having an address of  45 Ansley Drive, Newnan, Georgia 30263 to IA Orlando Sand, L.L.C., a Delaware limited liability company (hereinafter called "Assignee"), having an address of 2901 Butterfield Road, Oak Brook, IL  60523.

BACKGROUND OF ASSIGNMENT

A.

Assignor is about to become the legal owner of a fee simple interest in certain real property located in Orange County, Florida, and described as set forth in Exhibit "A" attached hereto (the "Property").

B.

This Collateral Assignment is made as additional security for the payment of a certain Promissory Note of even date herewith made by Assignor to Assignee, in the original principal sum of Forty One Million Four Hundred Seventy Seven Thousand Sixty Two and 84/100 Dollars ($41,477,062.84) (the "Note") and the performance by Assignor of its obligations under a certain Mortgage and Security Agreement (the "Mortgage") of even date herewith from Assignor to Assignee, given to secure payment of the Note and encumbering the Property, and various other loan and security documents sometimes collectively called the "Loan Documents".

TERMS OF ASSIGNMENT

NOW, THEREFORE, in consideration of the Loan, and intending to be legally bound, Assignor does hereby covenant, agree, warrant, represent, assign, set over and transfer as set forth herein.

1.

The items which shall be the subject of this Collateral Assignment, and which are sometimes collectively referred to as "Additional Collateral" are as follows:

(a)

All licenses, permits, approvals, certificates and agreements with or from all boards, agencies, departments, governmental or otherwise, relating directly or indirectly to the ownership, use, operation and maintenance of the Property, or the construction of improvements on the Property, whether heretofore or hereafter issued or executed (collectively, the "Licenses"), such boards, agencies, departments, governmental or otherwise being hereinafter collectively referred to as "Governmental Authorities".

(b)

All contracts, subcontracts, agreements, service agreements, warranties and purchase orders which have been or will be executed by or on behalf of Assignor, or which have been assigned to Assignor, in connection with the use, operation and maintenance of the Property, or the construction of improvements on the Property (collectively, the "Contracts"), and the parties with whom or to whom such Contracts have been or are given are hereinafter collectively referred to as the "Contractors".

2.

Assignor hereby assigns, transfers and sets over unto Assignee all of its right, title and interest in and to the Additional Collateral and all the rights and benefits therefrom as security for the full, timely and faithful repayment by the Assignor of the Loan and performance by Assignor of all of its obligations under the Loan Documents.

3.

Until the occurrence of a default and/or an event of default under the Loan Documents, Assignor may retain, use and enjoy the benefits of the Additional Collateral.  After the occurrence of a default and/or an event of default, as aforesaid, Assignee may enforce this Collateral Assignment.  Any of the Governmental Authorities, Contractors or any other person requiring contact with the holder of the Additional Collateral may rely on the affidavit of an officer, agent or attorney of Assignee stating that there has been a default and/or an event of default for the purposes of allowing Assignee its rights in the Additional Collateral pursuant to this paragraph.

4.

Assignor agrees faithfully to observe and perform all of the obligations and agreements imposed upon Assignor under the Licenses and Contracts.  From the date hereof, no Contract or License may be altered, amended, or canceled, and no new Contract may be entered into except in accordance with the Loan Documents.

5.

Assignee will not be deemed in any manner to have assumed any of the Additional Collateral, nor shall Assignee be liable to Governmental Authorities or Contractors by reason of any default by any party under the Licenses or Contracts.  Assignor agrees to indemnify and to hold Assignee harmless of and from any and all liability, loss or damage which it may or might incur by reason of any claims or demands against it based on its alleged assumption of Assignor's duty and obligation to perform and discharge the terms, covenants and agreements in the Licenses and Contracts.

6.

a)

After the occurrence of a default and/or an event of default under the Loan Documents, Assignee may elect to exercise any and all of Assignor's rights and remedies under the Additional Collateral, without any interference or objection from Assignor, and Assignor shall cooperate in causing the Contractors to comply with all the terms and conditions of the Contracts.

(b)

If and to the extent permitted by law and the terms of the Additional Collateral, Assignee may, with or without entry upon the Property, at its option, take over and enjoy the benefits of the Additional Collateral, exercise Assignor's rights under the Additional Collateral, and perform all acts in the same manner and to the same extent as Assignor might do.  In connection with any and all of the foregoing powers, and without limiting the same, Assignee may effect new Contracts and Licenses, cancel or surrender existing Contracts or Licenses, alter and amend the terms of and renew existing Contracts and Licenses, and make concessions to Governmental Authorities and Contractors.  Assignor hereby releases any and all claims which it has or might have against Assignee arising out of such performance by Assignee except with respect to its willful misconduct.

7.

All of the foregoing powers herein granted Assignee shall be liberally construed.  Assignee need not expend its own funds in the exercise of such power, but if it does, such amounts shall be considered as advances for and on behalf of Assignor secured by this Collateral

Assignment and also evidenced and secured by the Loan Documents.  Any amounts so advanced shall bear interest at the then current rate prescribed in the Note.

8.

Assignor shall furnish to Assignee, upon Assignee's written request, a complete list of all Contracts and Licenses.  Further, if requested, Assignor shall deliver to Assignee executed or certified copies of all Contracts and Licenses, and other written agreements, correspondence and memoranda between Assignor and Contractors and Governmental Authorities, setting forth the contractual and other arrangements between them.  To the extent that Assignor does not have executed or certified copies of the foregoing in its possession, Assignor shall deliver copies of those of the foregoing which are in its possession with a certification that to Assignor's knowledge and belief, they are true and correct copies.

9.

Nothing herein contained shall be construed as making Assignee a mortgagee in possession, or as constituting a waiver or suspension by Assignee of its rights to enforce payment of the debts under the terms of the Loan Documents.  Assignee is not the agent, partner, or joint venturer of Assignor or of any of the Contractors or Governmental Authorities.

10.

This Collateral Assignment may be enforced from time to time by Assignee at its discretion, with or without order of any court and with or without appointment of a receiver, as Assignee shall determine.  Assignee may also cease at any time to enforce this Collateral Assignment.  Any failure on the part of Assignee promptly to exercise any option hereby given or reserved shall not prevent the exercise of any such option at any time thereafter.  Assignee may pursue and enforce any remedy or remedies accorded it herein independently of, in conjunction or concurrently with, or subsequent to its pursuit of enforcement of any remedy or remedies which it may have under the Loan Documents.

11.

Assignor warrants and represents:

(a)

That it has the right to execute and deliver this Collateral Assignment; and

(b)

That it has made no prior assignments of the Additional Collateral.

12.

When the context so requires, the singular shall include the plural and conversely, and use of any gender shall include all genders.

13.

It is understood and agreed that a full and complete satisfaction of the Mortgage shall operate as a full and complete satisfaction of all of the Assignee's rights and interests hereunder and that after the Mortgage has been fully satisfied, this instrument shall be void and of no further effect.

14.

Nothing contained herein shall be construed to modify or expand the authority of the Assignee to deal with or to further restrict the Assignor's ability to deal with the Additional Collateral or with Contractors and Governmental Authorities.

15.

Notwithstanding any provision herein to the contrary, this Collateral Assignment is intended to be an absolute assignment from Assignor to Assignee, and not merely the granting of a security interest.  The Additional Collateral is hereby assigned absolutely by Assignor to Assignee; nevertheless, Assignor shall have the right to utilize the Additional Collateral until the occurrence of a default or an event of default under one or more of the Loan Documents.

16.

This Collateral Assignment applies to and binds the parties hereto and their respective heirs, administrators, executors, successors and assigns, as well as any subsequent owner of the Property and any assignee of the Mortgage referred to herein.

IN WITNESS WHEREOF, Assignor has duly executed this Collateral Assignment the day and year first above written.

Fourth Quarter Properties 124, LLC, a Georgia limited liability company By: /s/ Stanley E. Thomas Name: Stanley E. Thomas Title: Manager

STATE OF GA-

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): SS

COUNTY OF Coweta

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I, the undersigned, a Notary Public in and for the County and State aforesaid, do hereby certify that Stanley E. Thomas, as Manager of __________________________ the managing member of Fourth Quarter Properties 124, LLC, a Georgia limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _____________ appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act of said corporation and limited partnership, for the uses and purposes therein set forth.

Given under my hand notarial seal this 28th day of September, 2006.

Notary: /s/ Crystal Clark

[NOTARY SEAL]

Print Name: Crystal Clark

Notary Public, State of Georgia

My commission expires:3/22/2010

EXHIBIT "A"

From a 4”x4” concrete monument with a 2 inch brass disc stamped “RLS 1585 RLS 1819” at the Northwest corner of the Northwest 1/4 of Section 31, Township 23 South, Range 29 East, Orange County, Florida, run South 00 degrees 50 minutes 25 seconds East 160.01 feet along the West boundary of said Northwest 1/4 to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186” on the South right-of-way line of Sand Lake Road (State Road 482) as described and recorded in Official Records Book 235, Page 620, Public Records Of Orange County, Florida; thence run North 89 degrees 49 minutes 21 seconds East 1040.57 feet along said South right-of-way line to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” for the POINT OF BEGINNING; thence continue North 89 degrees 49 minutes 21 seconds East 1049.97 feet along said South right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 00 degrees 50 minutes 25 seconds West 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 49 minutes 21 seconds East 563.13 feet along the South right-of-way line of Sand Lake Road (State Road 482) as described and recorded in Official Records Book 223, Page 321, Public Records Of Orange County, Florida to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 00 degrees 11 minutes 03 seconds West 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 32 minutes 07 seconds East 400.01 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run South 00 degrees 11 minutes 03 seconds East 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 32 minutes 07 seconds East 2066.31 feet along said right-of-way line to a point on a line parallel with and 200.00 feet West of, when measured at right angles to, the East boundary of the Northeast 1/4 of the aforesaid Section 31, said point being a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186; thence run South 00 degrees 14 minutes 20 seconds East 987.07 feet along said parallel line to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the Northeast corner of that certain parcel of land described and recorded in Official Records Book 6983, Pages 2167 through 2172 of the Public Records of Orange County, Florida; thence along the Northerly boundary of said parcel of land with the following courses and distances, run North 89 degrees 54 minutes 59 minutes West 1144.66 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the beginning of a non-tangent curve, concave Northwesterly and having a radius of 1196.00 feet; thence from a tangent bearing of South 15 degrees 58 minutes 41 seconds West run Southwesterly 887.53 feet along the arc of said curve through a central angle of 42 degrees 31 minutes 05 seconds to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the end of said curve; thence run South 58 degrees 29 minutes 46 seconds West 136.16 feet along a line 50.00 feet Southeast of and parallel with, when measured at right angles to the Southeasterly boundary of that certain Orange County Sewer Line Easement described and recorded in Official Records Book 3400, Page 1743 and Official Records Book 3406, Page 1334 and Official Records Book 3403, Page 495, Public Records of Orange County, Florida to a 4”x4” concrete monument with disc stamped “JWG LB 1”; thence run North 89 degrees 54 minutes 59 seconds West 660.26 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP”; thence leaving the aforesaid Northerly boundary, run North 00 degrees 11 minutes 03 seconds West 852.08 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the beginning of a non-tangent curve concave Southerly and having a radius of 700.00 feet; thence from a tangent bearing of North 66 degrees 28 minutes 35 seconds West run Westerly 347.68 feet along the arc of said curve through a central angle of 28 degrees 27 minutes 28 seconds to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the end of said curve; thence run North 86 degrees 47 minutes 22 seconds West 220.59 feet; thence run South 82 degrees 51 minutes 29 seconds West 811.25 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the beginning of a non-tangent curve, concave Southwesterly and having a radius of 2100.00 feet; thence from a tangent bearing of North 04 degrees 01 minutes 10 seconds West run Northwesterly 939.70 feet along the arc of said curve through a central angle of 25 degrees 38 minutes 19 seconds to the Point of Beginning.

A-1

LESS AND EXCEPT:

From the Northeast corner of Section 31, Township 23 South, Range 29 East run South 00 degrees 14 minutes 20 seconds East 150.00 feet along the East boundary of the Northeast 1/4 of said Section 31 to a point on the south right-of-way line of State Road 482 (Sand Lake Road) as described in Official Records Book 223, Page 321 of the Public Records of Orange County, Florida; thence run South 89 degrees 32 minutes o7 seconds West 200.00; thence run South 00 degrees 14 minutes 20 seconds East 987.07 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the Northeast corner of that certain parcel of land described and recorded in Official Records Book 6983, Pages 2167 through 2172 of the Public Records of Orange County, Florida; thence along the Northerly boundary of said parcel of land with the following courses and distances, run North 89 degrees 54 minutes 59 minutes West 1144.66 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the beginning of a non-tangent curve, concave Northwesterly and having a radius of 1196.00 feet; thence from a tangent bearing of South 15 degrees 58 minutes 41 seconds West run Southwesterly 887.53 feet along the arc of said curve through a central angel of 42 degrees 31 minutes 05 seconds to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the end of said curve; thence run South 58 degrees 29 minutes 46 seconds West 136.16 feet along a line 50.00 feet Southeast of and parallel with, when measured at right angles to the Southeasterly boundary of that certain Orange County Sewer Line Easement described and recorded in Official Records Book 3400, Page 1743 and Official Records Book 3406, Page 1334 and Official Records Book 3403, Page 495, Public Records of Orange County, Florida to a 4”x4” concrete monument with disc stamped “JWG LB 1”; thence run North 89 degrees 54 minutes 59 seconds West 169.47 feet to the POINT OF BEGINNING; thence run North 89 degrees 54 minutes 59 seconds West 490.79 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP”; thence leaving the aforesaid Northerly boundary, run North 00 degrees 11 minutes 03 seconds West 722.82 feet; thence run South 72 degrees 24 minutes 46 seconds East 213.71 feet to the beginning of a non-tangent curve concave Southwesterly and having a radius of 679.60 feet; thence from a tangent bearing of South 72 degrees 48 minutes 40 seconds East run Southeasterly 288.19 feet along the arc of said curve through a central angle of 24 degrees 17 minutes 49 seconds to the end of said curve and the beginning of a non-tangent curve concave Southwesterly and having a radius of 508.17 feet; thence from a tangent bearing of South 45 degrees 29 minutes 25 seconds East run Southeasterly 250.01 feet along the arc of said curve through a central angle of 28 degrees 11 minutes 19 seconds to the end of said curve and the beginning of a non-tangent curve concave Northwesterly and having a radius of 285.52 feet; thence from a tangent bearing of South 17 degrees 58 minutes 40 seconds East run Southwesterly 339.86 feet along the arc of said curve through a central angle of 68 degrees 11 minutes 58 seconds to the end of said curve and the Point of Beginning.

CONTAINING:  7.860 acres, more or less.

A-2